www.iren.com Page 1 of 5 Notice of Restricted Stock Unit Award granted under the 2023 Long-term Incentive Plan - Australian Participants Important Note: You have been designated a participant in the 2023 Long-Term Incentive Plan (the “Plan”). Under the Plan, you will receive a number of restricted stock units (“RSUs”) in Iris Energy Limited (doing business as IREN) (“IREN”) as set forth below in this award notice (the “Award Notice”), subject to the terms and conditions of the Plan, of which [●]% are time-based RSUs (“TRSUs”) and [●]% are performance-based RSUs (“PRSUs”). You acknowledge that you have received copies of the Plan and the Plan’s prospectus. The terms and conditions of this award of restricted stock units (the “Award”) are set forth in the Plan. Award Recipient: RSU Award: RSUs granted under the Plan. Grant Date: For purposes of the vesting and similar terms under this Award and in the Plan, references to the ‘grant date’ shall mean 1 July 2024; provided that the grant date may be different for purposes of tax, accounting and other similar rules, as required under applicable laws and regulations. TRSUs vesting after 1 year: TRSUs vesting after 2 years: Maximum Number of PRSUs vesting after 3 years (Stretch): Target Number of PRSUs vesting after 3 years (Target): Impact of a Termination of Employment: The Award will be treated in accordance with the forfeiture provisions of the Plan. Terms and Conditions: Capitalized terms used (but not defined) in this Award Notice shall have the meanings set forth in the Plan. Your RSUs are subject to the terms and conditions of the Plan and the additional terms and conditions contained in the Addendum for Participants in Australia. We strongly encourage you to review the Plan. Specifically, the vesting schedule, performance conditions, and treatment upon your termination of employment are all set forth in the Plan (as supplemented by the addendum for participants in Australia). Clawback: You acknowledge that by accepting this Award, you agree that the RSUs may be subject to any recoupment or clawback policy of IREN, including the Restatement Clawback Policy. Settlement: Upon valid exercise of the vested RSUs under this Plan, subject to the participant's satisfaction of any tax obligations associated with the vested RSUs (including those Exhibit 10.16

www.iren.com Page 2 of 5 described immediately below under Taxes and Withholding) and any other conditions imposed by the Board in their sole discretion, IREN shall settle such vested RSUs as soon as practicable and in any event no more than 30 days after the Exercise Date. Taxes and Withholding: No later than the date as of which an amount in respect of any RSUs or dividend equivalent payment (“DEP”) first becomes includable in your gross income for federal, state, local or foreign income or employment or other tax purposes, IREN shall, unless prohibited by law, have the right to deduct any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount due to you, including deducting such amount from the delivery of shares or cash issued upon settlement of the RSUs, or DEP, that gives rise to the withholding requirement. In the event shares are deducted to cover tax withholdings, the number of shares withheld shall generally have a fair value, as determined by the Board in their sole discretion, equal to the aggregate amount of IREN’s withholding obligation on the date of settlement. If the event that any such deduction and/or withholding is prohibited by law, you shall, prior to or contemporaneously with the settlement of your RSUs, or DEP, be required to pay to IREN, or make arrangements satisfactory to IREN regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Any cash payment made under the LTIP, will be paid after any deductions required by law (including taxes and other withholdings), and any statutory superannuation, pension or social security contributions. Transferability: Until such time as your RSUs are ultimately settled, they shall not be transferable by you by means of sale, assignment, exchange, encumbrance, pledge, hedge or otherwise. Beneficiaries: The Board shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of such participant’s death are to be paid or by whom any rights of such eligible individual, after such participant’s death, may be exercised. Data Transfer: The acceptance of your RSUs constitutes your authorization of the release from time to time by IREN, an affiliate of IREN or third party service providers such as brokers, registrars, administrators or trustees (together, the “Relevant Companies”) of any and all personal or professional data that is necessary or desirable for the administration of your RSUs and/or the Plan (the “Relevant Information”). Without limiting the above, this authorization permits IREN to collect, process, register and transfer to the Relevant Companies all Relevant Information (including any professional and personal data that may be useful or necessary for the purposes of the administration of your RSUs and/or the Plan and/or to implement or structure any further grants of equity awards (if any)). The acceptance of your RSUs also constitutes your authorization of the transfer of the Relevant Information to any jurisdiction in which IREN or any Relevant Company considers appropriate. You shall have access to, and the right to change, the Relevant Information, which will only be used in accordance with applicable law. Other Restrictions: The RSUs shall be subject to the requirement that, if at any time the Board shall determine that (i) the listing, registration or qualification of the shares subject or related thereto upon any securities exchange or under any applicable law or (ii) the consent or approval of any government regulatory body, is necessary or desirable as a

www.iren.com Page 3 of 5 condition of, or in connection with, the delivery of shares, then in any such event, the award of RSUs shall not be effective unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. Notwithstanding anything to the contrary in the Plan or this Award Notice, IREN has no obligation or liability to offer or invite any person to participate in the Plan if to do so would require IREN to issue a disclosure document or a product disclosure statement under Chapter 6D or Chapter 7 of the Corporations Act 2001 (Cth) or any other applicable laws in any jurisdictions other than Australia, unless IREN agrees otherwise. Conflicts and Interpretation: In the event of any conflict between this Award Notice and the Plan, the Plan shall prevail. In the event of any ambiguity in this Award Notice, or any matters as to which this Award Notice is silent, the Plan shall govern. Acknowledgement: By accepting the RSUs, you represent, warrant and acknowledge: • Your acceptance of the RSUs and participation in the Plan are voluntary; are not conditions of continued employment; you have not been induced to participate in the Plan by expectation of employment or continued employment with IREN; and you are under no obligation to participate in the Plan or to accept any RSUs under the Plan; • You have received, or have had the opportunity to receive, independent legal advice in connection with the terms and conditions of this Award Notice and the Plan (including the consequences of the cessation of continuous employment upon the Award, the shares issuable pursuant to the Award, or any consideration in respect of the Award); • This Award does not create any contractual or other right or expectation to receive any additional grant(s) of RSUs or similar awards, or benefits in lieu of similar awards, even if you have been repeatedly awarded RSUs; • This Award is not compensation for services rendered and is an extraordinary item of compensation that is outside the scope of your employment agreement with IREN, whether written or oral; RSUs do not form an integral part of your compensation from employment and will not be counted for any purpose including relating to the calculation of any overtime, severance, resignation, redundancy or end of service payments, or any long-service awards, bonuses, pension or retirement income or similar payments, and nothing can or must automatically be inferred from the granting of the Award. You expressly waive any claim on such basis; • By accepting the Award you further waive any eligibility to receive damages or payment in lieu of any forfeited Award, shares issued pursuant to the Award, or any consideration in respect of the Award that would have vested or accrued during any notice of termination period; • There is no promise of a particular monetary value associated with the vesting of any RSUs; and • By accepting the RSUs you acknowledge having received and read the Plan and this Award Notice and agree to all of the terms and conditions set forth in these documents including, without limitation, those terms, conditions and definitions of the Plan related to Eligibility and Forfeiture.

www.iren.com Page 4 of 5 You may accept this grant by returning to IREN by Friday 5 July, 2024 a signed copy of this Notice of Restricted Stock Unit Award. In the event that you do not return a signed copy to IREN by Friday 5 July, 2024, IREN may revoke this Notice of Restricted Unit Award and your award will be forfeited. Yours sincerely, Will Roberts Daniel Roberts Co-Founder & Co-CEO Co-Founder & Co-CEO ________________________________________________________________________________________________ _________________________________ Declarations and Signature Please read the following declarations and print your name, sign and date the form, in the space provided. By signing this Award Notice, you declare that you have: a) read and understood this Award Notice and the documents accompanying this Award Notice (including the 2023 Long-Term Incentive Plan); and b) agree to be bound by and comply with the terms of this Award Notice and the Plan (including any country- specific addenda which may apply). Executed as a Deed Poll in favour of Iris Energy Limited (doing business as IREN) and its subsidiaries PARTICIPANT Signed, sealed and delivered by in the presence of: Signature of Signature of Witness Name of Witness

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